UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

MACKINAC FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 5, 2014, Mackinac Financial Corporation, a Michigan corporation (“Mackinac”), completed its previously announced acquisition through its wholly owned subsidiary, PFC Acquisition, LLC, a Michigan limited liability company (“MergerSub”), of Peninsula Financial Corporation, a Michigan corporation (“Peninsula”) pursuant to an Agreement and Plan of Merger by and among Mackinac, MergerSub and Peninsula dated July 18, 2014 (the “Merger Agreement”), as amended on October 17, 2014 (the “First Amendment”).  The Merger Agreement and First Amendment are filed as Exhibits 2.1 and 2.2, respectively, to this report and are herein incorporated by reference.

As a result of the Acquisition, Peninsula was merged with and into MergerSub, with MergerSub as the surviving entity.  Immediately after consummation of the Merger, The Peninsula Bank, a Michigan state-chartered bank and Peninsula’s wholly owned subsidiary, consolidated with and into mBank, a Michigan state-chartered bank and wholly owned subsidiary of Mackinac, with mBank as the surviving bank.  Mackinac will deliver approximately $4.5 million in cash and will issue approximately 695,579 shares of Mackinac common stock to former holders of Peninsula common stock.

The Merger Agreement further contemplated that Peninsula will distribute any equity above the required minimum adjusted shareholders’ equity of $10.5 million to its shareholders as a special dividend immediately prior to the closing. On December 5, 2014, Peninsula declared a special dividend of $20.43 per share to be distributed to Peninsula shareholders.

Prior to completion of the Acquisition, there were no material relationships among Mackinac or any of its affiliates and Peninsula or any of its affiliates, except those provided for in the Merger Agreement.

Item 8.01 Other Events.

On December 5, 2014, Mackinac issued the press release attached as Exhibit 99.1 to this Form 8-K, which is herein incorporated by reference.  The information under this Item 8.01 and Exhibit 99.1 are furnished to, and not filed with, the Securities and Exchange Commission (the “SEC”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired:

The financial statements required by Item 9.01(a) of Form 8-K required by this Item with respect to the acquisition described in Item 2.01 of this report will be filed no later than February 19, 2015.

(b) Pro Forma financial information:

The pro forma financial information required by Item 9.01(b) of Form 8-K required by this Item with respect to the acquisition described in Item 2.01 of this report will be filed no later than February 19, 2015.

(d) Exhibits.

The following exhibits are filed as part of this report:

No.	Description

2.1

Agreement and Plan of Merger, dated as of July 18, 2014, by and among Mackinac Financial Corporation, PFC Acquisition, LLC and Peninsula Financial Corporation. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K dated July 18, 2014, filed with the SEC on July 23, 2014, incorporated herein by reference.

2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 17, 2014 by and among Mackinac Financial Corporation, PFC Acquisition, LLC and Peninsula Financial

Corporation. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K dated October 17, 2014, filed with the SEC on October 20, 2014, incorporated herein by reference.

99.1	Press Release dated December 5, 2014. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
(Registrant)

December 8, 2014	/s/ Ernie Krueger
(Date)	Ernie Krueger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

2.1

Agreement and Plan of Merger, dated as of July 18, 2014, by and among Mackinac Financial Corporation, PFC Acquisition, LLC and Peninsula Financial Corporation. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K dated July 18, 2014, filed with the SEC on July 23, 2014, incorporated herein by reference.

2.2

First Amendment to the Agreement and Plan of Merger, dated as of October 17, 2014 by and among Mackinac Financial Corporation, PFC Acquisition, LLC and Peninsula Financial Corporation. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K dated October 17, 2014, filed with the SEC on October 20, 2014, incorporated herein by reference.

99.1	Press Release dated December 5, 2014. This Exhibit is furnished to, and not filed with, the Commission.